UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-07831

                                FMI  Funds, Inc.
                                ---------------

               (Exact name of registrant as specified in charter)


                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                        (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2005

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund
                                                                October 26, 2005
Dear Fellow Shareholders:

  As detailed in Rick and Glenn's report, the FMI Focus Fund enjoyed a robust third quarter, gaining 5.72%. As always, there are economic and stock market cross-currents weighing both positively and negatively upon the stock market. On the negative side, the Federal Reserve is clearly on a course to raise interest rates, recently for the eleventh time. Inflation, accompanied by the recent significant rise in energy prices, is on the upswing, and the American consumer is financially extended. Positives include overall corporate profitability, which increased at what appears to be a 13% rate of gain in this year's third quarter, the fourteenth quarter of double-digit profit growth. Early indications are for the fourth quarter to continue that upward trend. Investors, overall, are allocating a smaller part of their net worth to the stock market, and historically, when this happens, it is a positive sign.

  The stock market in general, against this backdrop, seems fairly valued, but most importantly, Rick, Glenn and their team have put together a portfolio of very high-quality and financially strong companies that appear to be quite attractively priced, and we are of the belief that our portfolio will fare well over the foreseeable future. As always, all of us at the FMI Focus Fund appreciate the confidence and trust that you have shown through your ownership of the Fund, and we will continue to work diligently to justify that confidence.

Sincerely,

/s/Ted D. Kellner
Ted D. Kellner, CFA
President

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                October 26, 2005
Dear Fellow Shareholders,

 The FMI Focus Fund enjoyed a relatively strong quarter, gaining 5.72% vs. 3.61% for the S&P 500 and 4.69% for the Russell 2000 Index. Naturally, all of our energy stocks had big moves, driven by the enormous run-up in oil and natural gas prices. While we are currently in the midst of a correction (subsequent to the end of the quarter), we believe the energy investment arena looks quite favorable over the next several years as China, India, and other emerging nations continue their rapid increase in energy consumption. UNOVA, Inc., Airgas, Inc., and JDA Software Group, Inc. were other notable drivers to performance in the third quarter. As we have stated in previous shareholder letters, we still find value scarce in today's equity markets, but occasional bouts of volatility give rise to "smallish" opportunities. Investors' tendency to fall in love with one or two sectors of the market and near total avoidance of those sectors out of favor can yield big opportunities. As we highlight below, just such a situation may be developing in one of our favorite areas-small banks. We're not there yet, but another fifteen to twenty percent decline in this sector may be in the offing. But before that discussion, we would like to review some bigger picture topics that are troubling many investors.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/05 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

                FMI Focus Fund      Standard & Poor's 500     Russell 2000
                --------------      ---------------------     ------------
   12/16/96        $10,000                 $10,000               $10,000
   12/31/96        $10,245                 $10,280               $10,350
    3/31/97        $10,736                 $10,549                $9,815
    6/30/97        $12,709                 $12,390               $11,406
    9/30/97        $16,796                 $13,333               $13,103
   12/31/97        $17,391                 $13,712               $12,664
    3/31/98        $19,876                 $15,626               $13,938
    6/30/98        $19,687                 $16,145               $13,289
    9/30/98        $17,838                 $14,553               $10,611
   12/31/98        $23,561                 $17,654               $12,342
    3/31/99        $22,826                 $18,533               $11,673
    6/30/99        $27,450                 $19,840               $13,488
    9/30/99        $26,372                 $18,599               $12,634
   12/31/99        $36,309                 $21,367               $14,965
    3/31/00        $46,693                 $21,858               $16,025
    6/30/00        $47,926                 $21,277               $15,419
    9/30/00        $50,634                 $21,071               $15,590
   12/31/00        $44,803                 $19,424               $14,513
    3/31/01        $40,107                 $17,121               $13,568
    6/30/01        $45,270                 $18,123               $15,507
    9/30/01        $35,815                 $15,463               $12,283
   12/31/01        $45,939                 $17,116               $14,874
    3/31/02        $48,707                 $17,163               $15,466
    6/30/02        $42,035                 $14,863               $14,174
    9/30/02        $32,363                 $12,295               $11,141
   12/31/02        $35,721                 $13,332               $11,827
    3/31/03        $33,933                 $12,912               $11,296
    6/30/03        $42,160                 $14,901               $13,942
    9/30/03        $45,643                 $15,295               $15,207
   12/31/03        $52,906                 $17,159               $17,416
    3/31/04        $53,466                 $17,448               $18,506
    6/30/04        $52,735                 $17,749               $18,593
    9/30/04        $49,982                 $17,417               $18,061
   12/31/04        $56,636                 $19,024               $20,606
    3/31/05        $54,142                 $18,615               $19,506
    6/30/05        $55,250                 $18,870               $20,348
    9/30/05        $58,412                 $19,551               $21,303

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/05


                                                                                Annualized Total    Annualized Total Return*<F1>
                       Total Return*<F1>    Total Return*<F1> For the      Return*<F1> For the 5            Through 9/30/05 From
                           Last 3 Months           Year Ended 9/30/05        Years Ended 9/30/05         Fund Inception 12/16/96
                           -------------           ------------------        -------------------         -----------------------
FMI Focus Fund                     5.72%                       16.87%                      2.90%                          22.24%
Standard &Poor's 500               3.61%                       12.25%                     -1.49%                           7.93%
Russell 2000                       4.69%                       17.95%                      6.45%                           8.99%



*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance;
                          ----------------------------------------------------
          past performance does not guarantee future results.  Investment return
          ---------------------------------------------------
          and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

END OF THE CYCLE OR SEVENTH-INNING STRETCH?

 Much uncertainty exists in the equity markets today. Two hurricanes in a short period of time have exacerbated already high-energy prices, not to mention the already bloated federal budget deficit ($200 billion committed to help rebuild the Gulf Coast). Further, the Federal Reserve is raising interest rates just as we head into the heating season. The high oil and gas prices are wending their way through the economy and beginning to show up in the inflation numbers. Consumer spending seems likely to be crowded out this winter by skyrocketing fuel bills. As soon as the real estate bubble is pricked, can the next recession be far behindo So say the Bears.

 The Bulls would counter that the world economy has never been so robust.
China, India, and South America are booming. Japan is finally picking up after a fifteen-year bust. Eastern Europe shows promise, with the same outsourcing phenomenon occurring there (from Western Europe) that Mexico and Asia enjoyed courtesy of the United States. Even Western Europe, itself, seems to be getting a little better! Okay, at least they stopped declining. Angela Merkel's election in Germany suggests a potential shift toward freer markets and less labor rigidity, setting the foundation for a more competitive economy. All of these economies share one amazing common denominator - really strong equity markets. Most free market oriented economists would observe that strong equity markets typically portend further economic strength. If the latter indeed proves to be the case, it would appear that our economy is the caboose rather than the engine this time around.

 We at Broadview Advisors don't have an issue with that.  Indeed, U.S.
consumers have been driving the world economy for as long as we can remember. Now it is time to pass the baton. If the baton is passed without being dropped, if the U.S. economy can be "helped along" by the rest of the world, we believe a good case can be made that the current malaise the U.S. stock market is in could constitute the seventh-inning stretch rather than the onset of a bear market.

 The Bears would counter that energy prices are a bigger issue in the U.S. as per capita consumption is much higher than any other country, natural gas prices have spiked higher here than other parts of the world and we have an acute refinery shortage. Given the well-documented low savings rates in our country, consumers don't have much flexibility in their budgets to accommodate higher gas prices and rising interest rates.

 Finally, the Bears would point out that our Federal Reserve is much more concerned about inflation than other monetary authorities around the world and are acting accordingly. All fair points.

 Our belief is that the U.S. economy is simply further along in the economic cycle than Europe, Asia and South America, hence the seventh inning stretch analogy. Should the other world economies pull us along, as unprecedented as that would be, a good case can be made for a somewhat stronger eight and ninth inning than would otherwise have been the case. The former notwithstanding, we would remind our investors that one should "play carefully" in the later innings of the game, especially given fairly rich valuations in the small-cap arena on top of very high operating margins from an historical perspective.

DEVELOPING OPPORTUNITIES

  Lest readers become too bearish reading our previous frank discussion about our "macro view", good opportunities do develop, even in bad markets. Bank stocks are starting to fall into that camp. Investors are leaving the area in droves, fearing rising interest rates. While it is certainly true that the current interest rate environment is not conducive to the banks near-term earnings picture, it won't last forever and may yield several great opportunities if the selling gets out of hand. In the past we have outlined our case for small banks - eventually many of them get gobbled up by bigger banks at a nice premium. While you wait, dividends tend to be generous and the business model is conservative. To date, the retreat has been orderly, but if it accelerates, we have a handful of names we stand ready to pounce on! Stay tuned.

THIRD QUARTER WINNER

 Noble Energy, Inc. and ICON PLC tied for the greatest performance contributors in the third quarter. Noble was driven by the huge increase in energy prices following the hurricanes while ICON, a contract research organization for the Pharmaceuticals industry, reported excellent earnings and a strong outlook. We continue to like both stocks and see lots of upside. While UNOVA came in third place, we feel compelled to mention them because we used the strength to sell much of the position and would like to formally recognize Larry Brady, President and CEO and his entire team for truly an outstanding job. Larry led a spectacular turnaround at UNOVA, one of our largest positions and biggest winners. We began buying UNOVA several years ago between $5 and $7 a share and today the stock stands above $32! Kudos

THIRD QUARTER LOSER

 Ironically, our biggest loser this quarter was Varian Inc., the scientific instruments manufacturer we highlighted two quarters ago as one of our favorites. Again, ironically, just after the quarter ended, in early October, giant Merrill Lynch added Varian to its Focus 1 list of strongest recommendations. The stock bounced back nearly instantly. Varian continues to be one of our favorite companies and would urge investors to read our review of the company in the March 2005 shareholder letter (http://www.fmifunds.com/focus.html).

 As of October 27, 2005, our Board of Directors declared a distribution of $1.38617 from net short-term capital gains, which will be treated as ordinary income and $1.87669 from net long-term capital gains, payable October 28, 2005, to shareholders of record on October 26, 2005.

 As always, thank you for your commitment to the FMI Focus Fund. We truly appreciate our fellow shareholders and look forward to the opportunities the stock market may present us. Take Care.

Sincerely,

/s/ Richard E. Lane              /s/ Glenn W. Primack
Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund

COST DISCUSSION

 As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

 The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

                   INDUSTRY SECTORS AS OF SEPTEMBER 30, 2005

          Cash & Cash Equivalents                             10.2%
          Process Industries                                  10.2%
          Electronic Technology                                9.3%
          Finance                                              8.9%
          Producer Manufacturing                               8.6%
          Industrial Services                                  8.2%
          Commercial Services                                  6.9%
          Distribution Services                                6.9%
          Technology Services                                  6.9%
          Health Technology                                    5.1%
          Mutual Funds                                         4.0%
          Consumer Durables                                    3.0%
          Energy Minerals                                      2.9%
          Consumer Services                                    2.6%
          Transportation                                       1.7%
          Communications                                       1.4%
          Utilities                                            1.0%
          Consumer Non-Durables                                0.9%
          Retail Trade                                         0.9%
          Non-Energy Minerals                                  0.4%

ACTUAL EXPENSES

 The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

 In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

 The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning          Ending         Expenses Paid
                             Account           Account      During Period*<F2>
                          Value 4/01/05     Value 9/30/05    4/01/05-9/30/05
                          -------------     -------------    ---------------
FMI Focus Fund Actual       $1,000.00         $1,078.60           $7.87
Hypothetical (5% return
  before expenses)          $1,000.00         $1,017.50           $7.64

*<F2> Expenses are equal to the Fund's annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2005 and September 30, 2005).

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   In fiscal 2005, the Focus Fund's cash position and overweight positions in technology and media were the principal reasons for underperforming the Russell 2000. We have reduced the portfolio's investments in technology and media throughout the year. Several long-term holdings, including Jos. A. Banks and UNOVA, were sold entirely or greatly reduced. Our cyclical investments in the chemical industry proved to be successful while the paper industry investments have not panned out as expected. Energy investments contributed to 2005's performance, while technology and media proved to be disappointing. Our strategy has been, and continues to be, to reduce the number of holdings and concentrate on companies we know well and have conviction in, given our view that equities are fairly valued and U.S. equity markets may be facing some headwinds.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX AND RUSSELL 2000 INDEX

                                      Standard & Poor's        Russell 2000
     Date       FMI Focus Fund        500 Index(1)<F4>         Index(2)<F5>
     ----       --------------        ----------------         ------------
   12/16/96*<F3>   $10,000                  $10,000              $10,000
    9/30/97        $16,796                  $13,333              $13,103
    9/30/98        $17,827                  $14,553              $10,611
    9/30/99        $26,372                  $18,599              $12,634
  9/30/2000        $50,634                  $21,071              $15,590
  9/30/2001        $35,815                  $15,463              $12,283
  9/30/2002        $32,363                  $12,295              $11,141
  9/30/2003        $45,643                  $15,295              $15,207
  9/30/2004        $49,982                  $17,417              $18,061
  9/30/2005        $58,396                  $19,551              $21,303

*<F3>  inception date 12/16/96

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F4> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

(2)<F5> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

                          AVERAGE ANNUAL TOTAL RETURN
                                                         Since Inception
                 1-Year              5-Year                  12/16/96
                 ------              ------                  --------
                +16.83%              +2.89%                  +22.24%

FMI Focus Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (a series of FMI Funds, Inc.) (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 28, 2005

FMI Focus Fund
STATEMENT OF NET ASSETS
September 30, 2005



     SHARES                                                                        COST                        VALUE
     ------                                                                        ----                        -----
LONG-TERM INVESTMENTS -- 89.8% (A)<F7>
COMMON STOCKS -- 85.8% (A)<F7>
COMMERCIAL SERVICES SECTOR -- 6.9%
----------------------------------
               ADVERTISING/MARKETING SERVICES -- 1.1%
     538,100   aQuantive, Inc.*<F6>                                           $  5,500,727                $   10,831,953

               MISCELLANEOUS COMMERCIAL SERVICES -- 2.8%
     822,800   ProQuest Co.*<F6>                                                21,551,899                    29,785,360

               PERSONNEL SERVICES -- 3.0%
     718,200   Manpower Inc.                                                    30,130,765                    31,880,898

COMMUNICATIONS SECTOR -- 1.4%
-----------------------------
               SPECIALTY TELECOMMUNICATIONS -- 1.4%
     616,100   TNS Inc.*<F6>                                                    13,167,975                    14,940,425

CONSUMER DURABLES SECTOR -- 3.0%
--------------------------------
               TOOLS & HARDWARE -- 3.0%
     865,300   Snap-on Inc.                                                     25,616,218                    31,254,636

CONSUMER NON-DURABLES SECTOR -- 0.9%
------------------------------------
               APPAREL/FOOTWEAR -- 0.9%
     179,200   Polo Ralph Lauren Corp.                                           3,482,175                     9,013,760

CONSUMER SERVICES SECTOR -- 2.6%
--------------------------------
               BROADCASTING -- 2.6%
     830,463   Emmis Communications Corp.*<F6>                                  15,294,417                    18,344,928
     229,200   Hearst-Argyle Television, Inc.                                    4,795,256                     5,888,148
     485,000   Spanish Broadcasting System, Inc.*<F6>                            3,755,120                     3,482,300
                                                                              ------------                --------------
                                                                                23,844,793                    27,715,376
DISTRIBUTION SERVICES SECTOR -- 6.9%
------------------------------------
               ELECTRONICS DISTRIBUTORS -- 2.1%
     162,400   Arrow Electronics, Inc.*<F6>                                      3,886,137                     5,092,864
     432,400   Ingram Micro Inc.*<F6>                                            4,650,391                     8,016,696
     181,900   ScanSource, Inc.*<F6>                                             8,105,880                     8,865,806
                                                                              ------------                --------------
                                                                                16,642,408                    21,975,366
               MEDICAL DISTRIBUTORS -- 1.0%
     772,200   PSS World Medical, Inc.*<F6>                                      6,726,281                    10,301,148

               WHOLESALE DISTRIBUTORS -- 3.8%
     457,400   Grainger (W.W.), Inc.                                            25,086,399                    28,779,608
     553,600   Interline Brands, Inc.*<F6>                                       9,676,889                    11,631,136
                                                                              ------------                --------------
                                                                                34,763,288                    40,410,744
ELECTRONIC TECHNOLOGY SECTOR -- 9.3%
------------------------------------
               ELECTRONIC COMPONENTS -- 0.5%
     382,700   Methode Electronics, Inc.                                         5,066,779                     4,408,704
      64,024   Vishay Intertechnology, Inc.*<F6>                                   558,586                       765,087
                                                                              ------------                --------------
                                                                                 5,625,365                     5,173,791
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 4.0%
     842,643   Symbol Technologies, Inc.                                        11,427,673                     8,156,784
     331,600   UNOVA, Inc.*<F6>                                                  3,145,561                    11,599,368
     647,000   Varian Inc.*<F6>                                                 23,118,733                    22,205,040
                                                                              ------------                --------------
                                                                                37,691,967                    41,961,192
               ELECTRONIC PRODUCTION EQUIPMENT -- 1.3%
     729,800   Asyst Technologies, Inc.*<F6>                                     4,416,826                     3,400,868
     553,000   Entegris Inc.*<F6>                                                6,139,259                     6,248,900
     253,600   MKS Instruments, Inc.*<F6>                                        3,108,604                     4,369,528
                                                                              ------------                --------------
                                                                                13,664,689                    14,019,296
               SEMICONDUCTORS -- 2.7%
     435,000   Actel Corp.*<F6>                                                  8,444,912                     6,290,100
     640,000   Altera Corp.*<F6>                                                12,439,873                    12,230,400
     689,700   Exar Corp.*<F6>                                                  10,054,561                     9,669,594
                                                                              ------------                --------------
                                                                                30,939,346                    28,190,094
               TELECOMMUNICATIONS EQUIPMENT -- 0.8%
     406,100   Tekelec*<F6>                                                      4,049,317                     8,507,795

ENERGY MINERALS SECTOR -- 2.9%
------------------------------
               OIL & GAS PRODUCTION -- 2.9%
     642,000   Noble Energy, Inc.                                               13,909,975                    30,109,800

FINANCE SECTOR -- 8.9%
----------------------
               FINANCE/RENTAL/LEASING -- 1.5%
     640,400   Assured Guaranty Ltd.                                            13,734,604                    15,324,772

               LIFE/HEALTH INSURANCE -- 1.0%
     115,100   Reinsurance Group of America, Inc.                                4,039,760                     5,144,970
     250,000   Scottish Re Group Ltd.                                            6,039,868                     5,960,000
                                                                              ------------                --------------
                                                                                10,079,628                    11,104,970
               MULTI-LINE INSURANCE -- 1.5%
     253,000   PartnerRe Ltd.                                                   12,676,593                    16,204,650

               REGIONAL BANKS -- 2.5%
     631,025   Associated Banc-Corp                                             17,093,990                    19,233,642
     112,700   Greater Bay Bancorp                                               3,006,411                     2,776,928
      96,600   Midwest Banc Holdings, Inc.                                       2,028,600                     2,233,392
     117,900   Nexity Financial Corp.*<F6>                                       1,886,400                     1,915,875
                                                                              ------------                --------------
                                                                                24,015,401                    26,159,837
               SPECIALTY INSURANCE -- 2.4%
     355,600   MGIC Investment Corp.                                            21,815,963                    22,829,520
      50,800   Radian Group Inc.                                                 2,249,918                     2,697,480
                                                                              ------------                --------------
                                                                                24,065,881                    25,527,000
HEALTH TECHNOLOGY SECTOR -- 5.1%
--------------------------------
               BIOTECHNOLOGY -- 0.1%
     128,900   Genitope Corp.*<F6>                                               1,095,650                       894,566

               MEDICAL SPECIALTIES -- 3.2%
     193,500   Beckman Coulter, Inc.                                            10,919,690                    10,445,130
   1,147,800   PerkinElmer, Inc.                                                22,251,412                    23,380,686
                                                                              ------------                --------------
                                                                                33,171,102                    33,825,816
               PHARMACEUTICALS: OTHER -- 1.8%
     375,000   ICON PLC -- SP-ADR*<F6>                                          13,116,536                    18,750,000

INDUSTRIAL SERVICES SECTOR -- 8.2%
----------------------------------
               CONTRACT DRILLING -- 3.3%
     184,000   ENSCO International Inc.                                          5,901,793                     8,572,560
     696,050   Pride International, Inc.*<F6>                                   10,399,929                    19,844,385
     180,000   Rowan Companies, Inc.                                             4,920,354                     6,388,200
                                                                              ------------                --------------
                                                                                21,222,076                    34,805,145
               ENVIRONMENTAL SERVICES -- 2.7%
   1,131,510   Casella Waste Systems, Inc.*<F6>                                 10,173,236                    14,856,726
     383,800   Republic Services, Inc.                                           6,038,474                    13,544,302
                                                                              ------------                --------------
                                                                                16,211,710                    28,401,028
               OILFIELD SERVICES/EQUIPMENT -- 2.2%
     343,200   Dresser-Rand Group, Inc.*<F6>                                     7,860,200                     8,453,016
     905,200   Hanover Compressor Co.*<F6>                                      11,124,109                    12,546,072
     160,600   Willbros Group, Inc.*<F6>                                         1,256,090                     2,545,510
                                                                              ------------                --------------
                                                                                20,240,399                    23,544,598
NON-ENERGY MINERALS SECTOR -- 0.4%
----------------------------------
               OTHER METALS/MINERALS -- 0.4%
     200,000   Olin Corp.                                                        3,911,160                     3,798,000

PROCESS INDUSTRIES SECTOR -- 10.2%
----------------------------------
               CHEMICALS: MAJOR DIVERSIFIED -- 1.1%
     649,600   Celanese Corp.                                                   10,693,466                    11,205,600

               CHEMICALS: SPECIALTY -- 3.1%
     700,000   Airgas, Inc.                                                     11,258,338                    20,741,000
     185,000   Lyondell Chemical Co.                                             4,782,219                     5,294,700
     371,000   Rockwood Holdings Inc.*<F6>                                       7,420,000                     7,067,550
                                                                              ------------                --------------
                                                                                23,460,557                    33,103,250
               CONTAINERS/PACKAGING -- 3.8%
     549,300   Bemis Company, Inc.                                              15,204,020                    13,567,710
     976,200   Packaging Corp of America                                        21,460,473                    18,948,042
     778,600   Smurfit-Stone Container Corp.*<F6>                                9,738,283                     8,066,296
                                                                              ------------                --------------
                                                                                46,402,776                    40,582,048
               INDUSTRIAL SPECIALTIES -- 2.1%
     507,800   Ferro Corp.                                                       9,715,659                     9,302,896
     323,300   Rogers Corp.*<F6>                                                12,928,823                    12,511,710
                                                                              ------------                --------------
                                                                                22,644,482                    21,814,606
               PULP & PAPER -- 0.1%
      63,900   Wausau Paper Corp.                                                  831,710                       799,389

PRODUCER MANUFACTURING SECTOR -- 8.6%
-------------------------------------
               ELECTRICAL PRODUCTS -- 1.0%
     293,600   Molex Inc. Class A                                                7,470,990                     7,548,456
     115,000   Molex Inc.                                                        3,329,556                     3,068,200
                                                                              ------------                --------------
                                                                                10,800,546                    10,616,656
               INDUSTRIAL MACHINERY -- 6.5%
     498,800   CIRCOR International, Inc.                                        8,842,365                    13,692,060
     865,800   Kadant Inc.*<F6>                                                 12,400,187                    17,367,948
     376,700   Kennametal Inc.                                                  13,306,639                    18,473,368
     416,100   Regal-Beloit Corp.                                               11,676,038                    13,498,284
     213,700   Robbins & Myers, Inc.                                             4,030,581                     4,803,976
                                                                              ------------                --------------
                                                                                50,255,810                    67,835,636
               MISCELLANEOUS MANUFACTURING -- 1.1%
     234,400   Mettler-Toledo International Inc.*<F6>                           10,286,370                    11,949,712

RETAIL TRADE SECTOR -- 0.9%
---------------------------
               SPECIALTY STORES -- 0.9%
     338,200   The Sports Authority, Inc.*<F6>                                   7,527,424                     9,956,608

TECHNOLOGY SERVICES SECTOR -- 6.9%
----------------------------------
               DATA PROCESSING SERVICES -- 2.2%
     446,100   The BISYS Group, Inc.*<F6>                                        5,918,168                     5,991,123
     380,000   Fiserv, Inc.*<F6>                                                11,517,089                    17,430,600
                                                                              ------------                --------------
                                                                                17,435,257                    23,421,723
               INFORMATION TECHNOLOGY SERVICES -- 2.9%
   1,225,000   CIBER, Inc.*<F6>                                                  9,285,444                     9,101,750
   1,059,900   JDA Software Group, Inc.*<F6>                                    13,400,734                    16,089,282
     482,900   Keane, Inc.*<F6>                                                  5,497,554                     5,519,547
                                                                              ------------                --------------
                                                                                28,183,732                    30,710,579
               PACKAGED SOFTWARE -- 1.8%
     497,603   Aspen Technology, Inc.*<F6>                                       1,595,404                     3,110,019
   1,677,100   Parametric Technology Corp.*<F6>                                  6,063,006                    11,689,387
     347,959   Ulticom, Inc.*<F6>                                                3,181,262                     3,837,988
                                                                              ------------                --------------
                                                                                10,839,672                    18,637,394

SHARES OR PRINCIPAL AMOUNT
--------------------------
TRANSPORTATION SECTOR -- 1.7%
-----------------------------
               OTHER TRANSPORTATION -- 0.8%
     367,500   Laidlaw International Inc.                                        5,906,048                     8,882,475

               TRUCKING -- 0.9%
     522,200   Werner Enterprises, Inc.                                         10,191,370                     9,028,838

UTILITIES SECTOR -- 1.0%
------------------------
               ALTERNATIVE POWER GENERATION -- 0.7%
     323,400   Ormat Technologies Inc.                                           4,866,176                     7,156,842

               ELECTRIC UTILITIES -- 0.3%
     181,900   Pike Electric Corp.*<F6>                                          2,563,124                     3,406,987
                                                                              ------------                --------------
               Total common stocks                                             743,736,448                   903,520,359

MUTUAL FUNDS -- 4.0% (A)<F7>
     737,500   iShares S&P SmallCap 600 Index Fund                              22,979,996                    42,598,000
                                                                              ------------                --------------
               Total long-term investments                                     766,716,444                   946,118,359

SHORT-TERM INVESTMENTS -- 8.4% (A)<F7>
               COMMERCIAL PAPER -- 4.5%
 $12,000,000   UBS FINANCE (DE),LLC, 3.70%, due 10/03/05                        11,997,533                    11,997,533
  18,000,000   Total Capital SA, 3.70%, due 10/04/05                            17,994,450                    17,994,450
  17,000,000   Prudential Funding LLC, 3.68%, due 10/05/05                      16,993,049                    16,993,049
                                                                              ------------                --------------
               Total commercial paper                                           46,985,032                    46,985,032
               VARIABLE RATE DEMAND NOTE -- 3.9%
  41,269,877   U.S. Bank, N.A., 3.59%                                           41,269,877                    41,269,877
                                                                              ------------                --------------
               Total short-term investments                                     88,254,909                    88,254,909
                                                                              ------------                --------------
               Total investments                                              $854,971,353                 1,034,373,268
                                                                              ------------
                                                                              ------------
               Cash and receivables, less liabilities -- 1.8% (A)<F7>                                         19,063,711
                                                                                                          --------------
               NET ASSETS                                                                                 $1,053,436,979
                                                                                                          --------------
                                                                                                          --------------
               Net Asset Value Per Share ($0.0001 par value, 100,000,000
                 shares authorized), offering and redemption price
                 ($1,053,436,979 / 29,397,347 shares outstanding)                                                 $35.83
                                                                                                                  ------
                                                                                                                  ------

*<F6>     Non-income producing security.
(A)<F7> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts

The Fund may buy put options on securities. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.

For the year ended September 30, 2005, the FMI Focus Fund had the following put options:
                                        # Of Contracts          Cost
                                        --------------          ----
Balance at September 30, 2004                   --             $    --
Options purchased                              381              75,792
Options expired                                 --                  --
Options closed                                (381)            (75,792)
                                              ----            --------
Balance at September 30, 2005                   --            $     --
                                              ----            --------
                                              ----            --------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INCOME:
     Dividends                                                 $  5,770,284
     Interest                                                     3,364,535
                                                               ------------
          Total income                                            9,134,819
                                                               ------------
EXPENSES:
     Management fees                                             13,220,109
     Transfer agent fees                                          1,015,904
     Administrative services                                        612,462
     Printing and postage expenses                                  291,908
     Custodian fees                                                 216,633
     Professional fees                                               57,637
     Insurance                                                       48,398
     Registration fees                                               43,059
     Board of Directors fees                                         30,064
     Other expenses                                                  96,223
                                                               ------------
          Total expenses                                         15,632,397
                                                               ------------
NET INVESTMENT LOSS                                              (6,497,578)
                                                               ------------
REALIZED GAINS ON INVESTMENTS:
     Net realized gain on securities            $117,875,273
     Net realized gain on put options                 17,955
                                                ------------
NET REALIZED GAIN ON INVESTMENTS                                117,893,228
NET CHANGE IN UNREALIZED APPRECIATION
  ON INVESTMENTS                                                 54,258,714
                                                               ------------
NET GAIN ON INVESTMENTS                                         172,151,942
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $165,654,364
                                                               ------------
                                                               ------------

STATEMENTS OF CHANGES IN NET ASSETS
For Years Ended September 30, 2005 and 2004


                                                                                           2005                     2004
                                                                                           ----                     ----
OPERATIONS:
     Net investment loss                                                              $   (6,497,578)          $  (10,175,008)
     Net realized gain on investments                                                    117,893,228              107,297,702
     Net change in unrealized appreciation on investments                                 54,258,714               (8,753,262)
                                                                                      --------------           --------------
          Net increase in net assets resulting from operations                           165,654,364               88,369,432
                                                                                      --------------           --------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($1.54578 per share)                          (50,913,006)*<F8>                 --
                                                                                      --------------           --------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (8,994,973 and 14,396,716
       shares, respectively)                                                             302,810,231              474,752,165
     Net asset value of shares issued in distributions (1,477,564 shares)                 47,929,766                       --
     Cost of shares redeemed (14,184,802 and 13,606,460 shares, respectively)           (476,039,445)            (447,597,460)
                                                                                      --------------           --------------
          Net (decrease) increase in net assets derived from
            Fund share activities                                                       (125,299,448)              27,154,705
                                                                                      --------------           --------------
          TOTAL (DECREASE) INCREASE                                                      (10,558,090)             115,524,137
NET ASSETS AT THE BEGINNING OF THE YEAR                                                1,063,995,069              948,470,932
                                                                                      --------------           --------------
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
  net investment loss of $0 and ($11,660), respectively)                              $1,053,436,979           $1,063,995,069
                                                                                      --------------           --------------
                                                                                      --------------           --------------


*<F8>     Note 8

  The accompanying notes to financial statements are an integral part of these statements.
FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)



                                                                              YEARS ENDED SEPTEMBER 30,
                                                           ----------------------------------------------------------------
                                                           2005           2004           2003           2002           2001
                                                           ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                        $ 32.14        $ 29.35        $ 20.81        $ 23.03        $ 36.43
Income from investment operations:
     Net investment loss (a)<F9>                            (0.21)         (0.29)         (0.18)         (0.16)         (0.13)
     Net realized and unrealized gains (losses)
       on investments                                        5.44           3.08           8.72          (2.06)         (9.74)
                                                          -------        -------        -------        -------        -------
Total from investment operations                             5.23           2.79           8.54          (2.22)         (9.87)
Less distributions:
     Dividend from net investment income                       --             --             --             --          (0.03)
     Distributions from net realized gains                  (1.54)            --             --             --          (3.50)
                                                          -------        -------        -------        -------        -------
Total from distributions                                    (1.54)            --             --             --          (3.53)
                                                          -------        -------        -------        -------        -------
Net asset value, end of year                              $ 35.83        $ 32.14        $ 29.35        $ 20.81        $ 23.03
                                                          -------        -------        -------        -------        -------
                                                          -------        -------        -------        -------        -------
TOTAL RETURN                                               16.83%          9.51%         41.04%         (9.64%)       (29.27%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                    1,053,437      1,063,995        948,471        433,799        261,549
Ratio of operating expenses to average net assets           1.48%          1.43%          1.47%          1.46%          1.50%
Ratio of net investment loss to average net assets         (0.61%)        (0.87%)        (0.71%)        (0.60%)        (0.55%)
Portfolio turnover rate                                     63.1%          63.8%          52.6%          92.8%         165.3%



(a)<F9> Net investment loss per share is calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of this statement.
FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2005


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each fund in the Company are segregated as a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, if any, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sale of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

     (i) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2005.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  CREDIT AGREEMENT --

          U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated November 18, 2002 for the purpose of having cash available to cover incoming redemptions and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the year ended September 30, 2005, the Fund had an outstanding average daily balance of $3,866 under the Agreement. The maximum amount outstanding during that period was $1,411,000. Interest expense amounted to $186 for the year ended September 30, 2005. The Fund did not have a loan outstanding on September 30, 2005. The Credit Agreement expires on June 5, 2006.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 27, 2005, the Fund distributed $40,358,232 from net short-term capital gains ($1.38617 per share), and $54,639,817 from long-term realized gains ($1.87669 per share). The distributions were paid on October 28, 2005 to shareholders of record on October 26, 2005.

(5)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) were $584,692,202 and $706,005,169, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2005, liabilities of the Fund included the following:

            Payable to brokers for securities purchased            $ 6,809,362
            Payable to FMI for management and
              administrative fees                                    1,127,688
            Payable to shareholders for redemptions                    281,371
            Due to custodian                                           170,031
            Other liabilities                                          269,027

(7)  SOURCES OF NET ASSETS --

          As of September 30, 2005, the sources of net assets were as follows:

             Fund shares issued and outstanding                 $  793,979,800
             Net unrealized appreciation on investments            179,401,915
             Accumulated net realized gains on investments          80,055,264
                                                                --------------
                                                                $1,053,436,979
                                                                --------------
                                                                --------------

(8)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2005:



                                    GROSS               GROSS            NET UNREALIZED      DISTRIBUTABLE       DISTRIBUTABLE
                COST OF           UNREALIZED          UNREALIZED          APPRECIATION          ORDINARY           LONG-TERM
              INVESTMENTS        APPRECIATION        DEPRECIATION        ON INVESTMENTS          INCOME          CAPITAL GAINS
              -----------        ------------        ------------        --------------          ------          --------------
              $869,914,139       $193,189,657        $28,730,528          $164,459,129        $40,358,232         $54,639,817


          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:



                                         SEPTEMBER 30, 2005                                         SEPTEMBER 30, 2004
            -------------------------------------------------------------------------        ---------------------------------
               ORDINARY            LONG-TERM          NET CAPITAL                               ORDINARY           LONG-TERM
                INCOME           CAPITAL GAINS            LOSS            POST-OCTOBER           INCOME          CAPITAL GAINS
            DISTRIBUTIONS        DISTRIBUTIONS         CARRYOVERS            LOSSES          DISTRIBUTIONS       DISTRIBUTIONS
            -------------        -------------         ----------            ------          -------------       -------------
              $2,938,476          $47,974,530             $ --                $ --                $ --                $ --


          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualifying for the dividends received deduction is 12% (unaudited).

          For shareholders in the Fund, the percentage of dividend income under the Jobs and Growth Tax Relief Act of 2003, is 12% (unaudited).

FMI Focus Fund
DIRECTORS AND OFFICERS


                                      TERM OF           PRINCIPAL                                 # OF FUNDS   OTHER
                          POSITION    OFFICE AND        OCCUPATION(S)                             IN COMPLEX   DIRECTORSHIPS
NAME, AGE                 HELD WITH   LENGTH OF         DURING PAST                               OVERSEEN     HELD BY
AND ADDRESS               THE FUND    TIME SERVED       FIVE YEARS                                BY DIRECTOR  DIRECTOR OR OFFICER
-----------               --------    -----------       ----------                                -----------  -------------------
NON-INTERESTED DIRECTORS
Barry K. Allen, 57        Director    Indefinite Term   Mr. Allen is Executive Vice President          4       Harley-Davidson,
1801 California Street                Since December    of Qwest Communications International,                 Inc., FMI Common,
Denver, CO 80202                      1996              Inc. (Denver, CO) a global communications              Stock Fund, Inc. and
                                                        company, since September 2002.  From July              FMI Mutual Funds,
                                                        2000 to September 2002, Mr. Allen was                  Inc.
                                                        President of Allen Enterprises, LLC,
                                                        (Brookfield, WI) a private equity investments
                                                        management company he founded after retiring
                                                        from Ameritech (Chicago, IL) in July 2000.

George D. Dalton, 77      Director    Indefinite Term   Mr. Dalton is Chairman and Chief               4       Clark Consulting,
20825 Swenson Drive                   Since December    Executive Officer of NOVO1                             Inc., FMI Common
Waukesha, WI 53186                    1997              (f/k/a Call_Solutions.com, Inc.,) (Waukesha,           Stock Fund, Inc.,
                                                        WI) a privately held company specializing              and FMI Mutual
                                                        in teleservices call centers since January 2000.       Funds, Inc.

Gordon H.                 Director    Indefinite Term   Mr. Gunnlaugsson retired from M&I              4       Renaissance Learning
  Gunnlaugsson, 61                    Since December    Corporation (Milwaukee, WI). He was                    Systems, Inc., FMI
c/o Fiduciary                         2001              employed by M&I Corporation from                       Common Stock Fund,
  Management, Inc.                                      June 1, 1970 to December 31, 2000 where                Inc. and FMI Mutual
100 E. Wisconsin Ave.                                   he most recently held the positions of Executive       Funds, Inc.
Suite 2200                                              Vice President and Chief Financial Officer.
Milwaukee, WI 53202

Paul S. Shain, 42         Director    Indefinite Term   Mr. Shain is Chief Executive Officer of        4       FMI Common Stock
5520 Research                         Since December    Berbee Information Networks, (Madison, WI)             Fund, Inc. and FMI
  Park Drive                          2001              a leading provider of e-business development,          Mutual Funds, Inc.
Madison, WI 53711                                       infrastructure integration and application
                                                        hosting services, and has been employed by
                                                        such firm in various capacities since January
                                                        2000.
INTERESTED DIRECTORS
Patrick J.                Director    Indefinite Term   Mr. English is President of Fiduciary          3       FMI Common Stock
English,*<F10> 44                     Since December    Management, Inc. and has been employed                 Fund, Inc.
c/o Fiduciary                         1996              by the Adviser in various capacities
Management, Inc.          Vice        One Year Term     since December, 1986.
100 E. Wisconsin Ave.     President   Since 1996
Suite 2200
Milwaukee, WI 53202

Ted D.                    Director    Indefinite Term   Mr. Kellner is Chairman of the Board           3       Marshall & Ilsley
Kellner,*<F10> 59                     Since December    and Chief Executive Officer of Fiduciary               Corporation and
c/o Fiduciary                         1996              Management, Inc. which he co-founded                   FMI Common Stock
Management, Inc.          President   One Year Term     in 1980.                                               Fund, Inc.
100 E. Wisconsin Ave.     and         Since 1996
Suite 2200                Treasurer
Milwaukee, WI 53202

Richard E.                Director    Indefinite Term   Mr. Lane is President of Broadview             2       None
Lane*<F10>, 49                        Since December    Advisors, LLC, the sub-adviser to the
100 E. Wisconsin Ave.                 2001              Fund.  Mr. Lane served as a portfolio
Suite 2500                                              manager and financial analyst with Fiduciary
Milwaukee, WI 53202                                     Management, Inc. from September 1994
                                                        through April 2001.
OTHER OFFICERS
Kathleen M. Lauters, 53   Chief       At Discretion     Ms. Lauters has been the Fund's Chief          N/A     None
c/o Fiduciary             Compliance  of Board          Compliance Officer since September 2004.
  Management, Inc.        Officer     Since September   From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.                 2004              Lauters was employed by Strong Capital
Suite 2200                                              Management, most recently as Senior
Milwaukee, WI 53202                                     Compliance Analyst.

Camille F. Wildes, 53     Vice        One Year Term     Ms. Wildes is a Vice-President of              N/A     None
c/o Fiduciary             President   Since December    Fiduciary Management, Inc. and has
  Management, Inc.        and         1999              been employed by the Adviser in various
100 E. Wisconsin Ave.     Assistant                     capacities since December, 1982.
Suite 2200                Treasurer
Milwaukee, WI 53202

Donald S. Wilson, 62      Vice        One Year Term     Mr. Wilson is Vice Chairman, Treasurer         N/A     FMI Common Stock
c/o Fiduciary             President   Since December    and Chief Compliance Officer of                        Fund, Inc. and FMI
  Management, Inc.        and         1996              Fiduciary Management, Inc.                             Mutual Funds, Inc.
100 E. Wisconsin Ave.     Secretary                     which he co-founded in 1980.
Suite 2200
Milwaukee, WI 53202


------------
*<F10> Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the Fund's sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                 FMI FOCUS FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                     100 East Wisconsin Avenue, Suite 2500
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2005

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND
                                      FMI
                                   Large Cap
                                      Fund
                                                                October 17, 2005
Dear Fellow Shareholders:

  The FMI Large Cap Fund advanced roughly in line with the 3.61% Standard & Poor's 500 return during the September quarter. For the nine months ended September 30, 2005, the Fund's performance of 4.98% exceeded the S&P 500 by about 2.21%. Sectors aiding performance included finance, distribution services, materials and processings. Loews Corp., Grainger (W.W.), Inc. and BHP Billiton Ltd. were standout stocks in these respective sectors this quarter. The tremendous run-up in commodities and energy over the past few years has been reflected in BHP's stock and the position was recently eliminated. This investment was a bit unusual for the Fund as the vast majority of the investments are in non-commodity-oriented areas. At the time we purchased BHP, it was trading at an extraordinary discount to its net asset value. We viewed it as a hedge in the Fund and fortunately it worked out well.

  The retail trade and health services sectors, and an underweight position in a strong energy sector, detracted from the quarter's results. High gasoline and energy prices impacted consumer spending significantly, and this was reflected by declines in Wal-Mart Stores, Inc. and TJX Companies, Inc. We are confident of the position and strategy of each of these two strong companies and remain committed to both stocks.

  The stock market performance was remarkable in view of extremely high gasoline and energy costs, inflation, natural disasters, another rate hike and a significant loss of consumer confidence. In fact, the stocks generally considered to be the most aggressive-that is, those with the highest betas-outperformed those with the lowest betas. Analyzing the S&P 500 constituents' betas by quintiles shows the highest betas returning 9.1% (un-weighted) in the quarter compared to the lowest quintile's return of 0.8%. On the margin, this data seems to suggest that investors are feeling more confident about the future. Anecdotally, it also appears that so-called growth funds outperformed value funds in the quarter. If the market continues to move toward more aggressive stocks, or those that are popularly perceived as growth stocks, then we are likely to under-perform. We find the companies that are growing sales or earnings rapidly to be extraordinarily expensive today.

  We remain somewhat cautious on the outlook for returns in the foreseeable future, primarily due to valuations, which remain high by historical standards. Most valuations for the market are in the upper third of their long-term averages. As you can see from the table below, your Fund trades at a significant discount to the market. All figures are weighted averages as of September 30, 2005.
                            P/E YEAR 1   PRICE/SALES    EV/EBITDA   PRICE/BOOK
                            ----------   ----------     ---------   ----------
FMI LARGE CAP FUND             15.2          1.3           7.5          2.7
STANDARD & POOR'S 500 INDEX    18.8          2.7          11.5          4.1

  Below we highlight a couple of Fund holdings.

                          BERKSHIRE HATHAWAY INC. CL B
DESCRIPTION
-----------
  Berkshire Hathaway is a diversified holding company that consists of businesses in insurance, manufacturing, retail, and other industries. The insurance business consists of four companies including General Re, GEICO, Berkshire Hathaway Reinsurance Group, and Berkshire Hathaway Primary Insurance Group. The non-insurance lines of the company include ownership interests in over 40 companies including International Dairy Queen, See's Candies, NetJets, Fruit of the Loom, Shaw Industries, Scott Fetzer, and Benjamin Moore Paints. Berkshire's Chairman and Chief Executive Officer is Warren Buffett, a legendary investor and business acquirer.

GOOD BUSINESS
-------------
     o The insurance products Berkshire offers are necessities for their clients. The insurance premiums are paid annually so there is a high degree of recurring revenue. "Float" income is generated, which historically has been invested prudently and quite successfully.

     o The key to satisfactory results in the insurance business is good underwriting. Berkshire has the wherewithal to underwrite both standard and nonstandard risks. There is limited competition in certain lines of their business. The combined ratio is currently running at 93.2%, one of the best levels in the industry. General Re is the only reinsurance company with an "AAA" credit rating.

     o The non-insurance businesses consist of companies that are easy to understand, and many of them have a high degree of recurring revenue or a very solid franchise niche.

     o Berkshire has an extraordinary balance sheet. The company currently has over $40 billion of cash and minimal net debt.

VALUATION
---------
     o The company's price-to-book (P/B) ratio of 1.4 is near the low end of its historical range. Over the past ten years the P/B ratio has generally ranged from 2.5 on the high end to 1.4 on the low end.

     o The relative (compared to the S&P 500) book multiple is at the low end of its long-term range.

     o While difficult to calculate, a sum-of-the-parts analysis suggest the stock is meaningfully undervalued. More importantly, Buffett himself has said so publicly, indicating that he believes the intrinsic value of Berkshire is significantly higher than the stock price. Years ago, when Berkshire's valuation was much higher, he said the opposite.

     o The $40+ billion of cash, if deployed at a 9% return (roughly 6 points higher than cash) would result in earnings over 40% higher.

MANAGEMENT
----------
     o Warren Buffett, Chairman and Chief Executive Officer, age 75; and Charlie Munger, Vice Chairman, age 81, are the largest shareholders and have been at the helm for over 39 years. Buffett's investment reputation is legendary and as long as he stays healthy, the outlook is positive.

     o Management has a solid history of making sensible acquisitions and paying reasonable multiples for those companies. Several outstanding managers have been identified as potential successors if Buffett relinquishes his position.

     o Berkshire has an "ownership" culture with respect to executive compensation and options.

INVESTMENT THESIS
-----------------
  Buffett believes the intrinsic value of Berkshire exceeds its share price.
The enormous cash balances, if deployed at only half the rate of historical returns, should boost earnings dramatically. Berkshire's financial position gives it an advantage in the insurance marketplace. The company has amassed a broad stable of operating businesses in necessary industries. All of these features combined with a book multiple that is less than half of the S&P 500 make the stock attractive. We believe the current turmoil in the insurance industry related to finite insurance and regulatory investigations is a short-term issue, rather than long-term. When this cloud lifts, perhaps in conjunction with a stronger insurance market, investors are likely to rediscover Berkshire Hathaway.
                              TJX COMPANIES, INC.
DESCRIPTION
-----------
  TJX Companies is the leading off-price retailer of apparel and home goods in the United States and worldwide. Through its family of seven divisions, the company offers branded apparel, accessories, home furnishings, shoes and jewelry at substantially lower prices than department stores or specialty stores. The company operates over 2,200 stores globally, with 1,450 being the Marmaxx division (T.J. Maxx and Marshalls). Newer concepts include A.J.Wright, HomeGoods, T.K. Maxx and Winners. In general, TJX targets the department store customer, a middle- to upper-middle income shopper, who is fashion- and value-conscious.

GOOD BUSINESS
-------------
     o The company is the leading off-price retailer, with a strong brand name and superior locations.

     o The business is fairly steady and predictable, as the company does not attempt to create fashion.

     o The profitability, as measured by return on invested capital, (ROIC) is among the best in retailing. ROIC has been over 20% since 1997.

     o Square-footage and same-store growth combined should approximate 10%, and earnings per share (EPS) growth, 10-12%, over the next 3-5 years.

     o TJX generates over $500 million annually in free cash flow, about $1.00 per share. This allows the company to reinvest in the business, buy back shares and pay a dividend.

     o The balance sheet is very healthy. Long-term debt, which approximates $600 million, is just equivalent to the annual free cash flow.

VALUATION
---------
     o On a price-to-earnings (P/E) basis, the stock trades at 14x this year's EPS. The 10-year mean P/E range is 14-28.

     o The price-to-sales ratio is just over 0.6x, which compares to a 10-year range of 0.6-1.1.

     o The shares trade at a 30% discount to the market, which is near the low end of its historical valuation range.

MANAGEMENT
----------
     o Bernard Cammarata, Chairman of the Board, was named Acting President and Chief Executive Officer in September 2005, replacing Edmond English. Mr. Cammarata was Chief Executive Officer of the company from 1989 to 2000. He has been instrumental in developing the company and its track record over the past two decades.

     o Edmond English resigned in September 2005 due to inconsistent performance in the non-Marmaxx businesses. A search is underway to hire a permanent leader.

     o TJX has a deep pool of divisional management and well-trained merchandise buyers.

INVESTMENT THESIS
-----------------

  TJX is a well-run off-price retailer with an impressive track record and an industry-leading financial model. The shares have dramatically underperformed the overall market in 2005 due to inconsistent results in the newer concepts, as well as overall sluggish customer traffic. Current share valuation more than discounts the challenges in the non-Marmaxx divisions. The company is addressing strategy, merchandising and inventory in the non-Marmaxx businesses, which should result in more consistent results. Over time, the multiple should reflect the strength of the core franchise, resulting in strong share price appreciation.

  As of October 27, 2005, our Board of Directors declared distributions of $0.03425 per share from net investment income, $0.22154 per share from net short-term capital gains, which will be treated as ordinary income, and $0.14246 per share from net long-term capital gains, payable October 28, 2005, to shareholders of record on October 26, 2005.

  Thank you for your confidence in FMI Large Cap Fund.

  Sincerely,

     /s/Ted D. Kellner     /s/Donald S. Wilson      /s/Patrick J. English
     Ted D. Kellner, CFA   Donald S. Wilson, CFA    Patrick J. English, CFA
     President and         Vice President           Vice President and
     Portfolio Manager                              Portfolio Manager

Opinions expressed are those of Fiduciary Management, Inc. and are subject to change, are not guaranteed, and should not be considered investment advice. 10/05

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

                   INDUSTRY SECTORS AS OF SEPTEMBER 30, 2005

               Finance                                           15.3%
               Retail Trade                                      13.8%
               Consumer non-Durables                             10.0%
               Distribution Services                              9.4%
               Technology Services                                6.2%
               Consumer Services                                  6.1%
               Commercial Services                                5.0%
               Electronic Technology                              5.0%
               Process Industries                                 4.0%
               Industrial Services                                3.5%
               Health Technology                                  3.4%
               Energy Minerals                                    2.9%
               Health Services                                    2.9%
               Cash & Cash Equivalents                           12.5%

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning         Ending        Expenses Paid
                               Account         Account     During Period*<F11>
                            Value 4/01/05   Value 9/30/05    4/01/05-9/30/05
                            -------------   -------------    ---------------
FMI Large Cap Fund Actual     $1,000.00       $1,025.50           $5.08
Hypothetical (5% return
  before expenses)            $1,000.00       $1,020.10           $5.06

*<F11> Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2005 and September 30, 2005).

FMI Large Cap Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2005, the FMI Large Cap Fund had a total return of 16.60%. The gain was driven by the following sectors: technology services, finance, and distribution services. The takeover of Sungard Data by a consortium of private equity firms was an important contributor to the results, as were strong gains from Loews Corp. and Cardinal Health, Inc. On the negative side, our retail stocks performed below average. The S&P 500 gained 12.25% for the twelve months ended September 30, 2005. The gain in the S&P 500 was driven by energy, utilities and industrial services. Energy and utility related securities have performed very strongly the past two fiscal years. The managers do not expect this to continue over the next few years.

Similar to fiscal 2004, rising commodity prices, particularly for metals and energy, and continued higher interest rates were the headline economic themes in 2005. Despite these negatives, worldwide economic growth remained healthy in fiscal 2005. While the outlook for global economic growth remains reasonably good, the U.S. picture remains somewhat subdued due to high consumer and mortgage debt, high energy prices and stagnant real wages.

As of September 30, 2005, the Fund's valuation as measured by price-to-earnings, price-to-book value and price-to-sales ratios, respectively, remains at a discount to the S&P 500. Historically, portfolios with lower valuations have generally outperformed those with higher valuations. Future results, however, may differ from the past.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FMI LARGE CAP FUND AND STANDARD & POOR'S 500 INDEX

                                                       Standard & Poor's 500
        Date               FMI Large Cap Fund              Index(1)<F13>
        ----               ------------------              -------------
     12/31/2001*<F12>            $10,000                       $10,000
      3/31/2002                  $10,260                       $10,028
      6/30/2002                   $9,210                        $8,684
      9/30/2002                   $7,940                        $7,184
     12/31/2002                   $8,500                        $7,790
      3/31/2003                   $8,300                        $7,544
      6/30/2003                   $9,550                        $8,706
      9/30/2003                  $10,030                        $8,937
     12/31/2003                  $11,182                       $10,025
      3/31/2004                  $11,669                       $10,194
      6/30/2004                  $11,912                       $10,370
      9/30/2004                  $11,831                       $10,176
     12/31/2004                  $13,141                       $11,115
      3/31/2005                  $13,452                       $10,876
      6/30/2005                  $13,318                       $11,025
      9/30/2005                  $13,795                       $11,423

*<F12>  Inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                  TOTAL RETURN
                                                    Since Inception
                         1-Year                         12/31/01
                         ------                         -------
                         16.60%                          8.96%

(1)<F13> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Large Cap Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Large Cap Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (a series of FMI Funds, Inc.) (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 28, 2005

FMI Large Cap Fund
STATEMENT OF NET ASSETS
September 30, 2005


       SHARES                                                                     COST                    VALUE
       ------                                                                     ----                    -----
COMMON STOCKS -- 87.5% (A)<F15>

COMMERCIAL SERVICES SECTOR -- 5.0%
----------------------------------
               MISCELLANEOUS COMMERCIAL SERVICES -- 5.0%
     139,000   ARAMARK Corp. CL B                                              $ 3,648,743              $ 3,712,690

CONSUMER NON-DURABLES SECTOR -- 10.0%
-------------------------------------
               BEVERAGES: ALCOHOLIC -- 3.5%
      44,000   Diageo PLC - SP-ADR                                               2,526,830                2,552,440

               FOOD: SPECIALTY/CANDY -- 3.6%
      65,000   Cadbury Schweppes
                 PLC - SP-ADR                                                    2,554,149                2,647,450

               HOUSEHOLD/PERSONAL CARE -- 2.9%
      36,500   Kimberly-Clark Corp.                                              2,256,162                2,172,845

CONSUMER SERVICES SECTOR -- 6.1%
--------------------------------
               MEDIA CONGLOMERATES -- 6.1%
     251,000   Time Warner Inc.                                                  4,381,057                4,545,610

DISTRIBUTION SERVICES SECTOR -- 9.4%
------------------------------------
               MEDICAL DISTRIBUTORS -- 5.0%
      58,000   Cardinal Health, Inc.                                             3,212,152                3,679,520

               WHOLESALE DISTRIBUTORS -- 4.4%
      51,600   Grainger (W.W.), Inc.                                             2,881,958                3,246,672

ELECTRONIC TECHNOLOGY SECTOR -- 5.0%
------------------------------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 5.0%
      67,800   CANON INC. SP-ADR                                                 3,545,175                3,678,828

ENERGY MINERALS SECTOR -- 2.9%
------------------------------
               INTEGRATED OIL -- 2.9%
      31,000   ConocoPhillips                                                    1,363,731                2,167,210

FINANCE SECTOR -- 15.3%
-----------------------
               INSURANCE BROKERS/SERVICES -- 3.0%
      58,000   Willis Group Holdings Ltd.                                        2,104,685                2,177,900

               MAJOR BANKS -- 3.5%
      44,500   Comerica Inc.                                                     2,554,289                2,621,050

               MULTI-LINE INSURANCE -- 2.5%
      20,000   Loews Corp.                                                       1,331,048                1,848,200

               PROPERTY/CASUALTY INSURANCE -- 6.3%
       1,710   Berkshire Hathaway Inc. Cl B*<F14>                                4,787,316                4,670,010

HEALTH SERVICES SECTOR -- 2.9%
------------------------------
               HOSPITAL/NURSING MANAGEMENT -- 2.9%
      91,000   Health Management
                 Associates, Inc.                                                2,169,549                2,135,770

HEALTH TECHNOLOGY SECTOR -- 3.4%
--------------------------------
               MEDICAL SPECIALTIES -- 3.4%
      47,300   Becton, Dickinson & Co.                                           2,424,076                2,479,939

INDUSTRIAL SERVICES SECTOR -- 3.5%
----------------------------------
               ENVIRONMENTAL SERVICES -- 3.5%
      91,500   Waste Management, Inc.                                            2,580,384                2,617,815

PROCESS INDUSTRIES SECTOR -- 4.0%
---------------------------------
               CHEMICALS: SPECIALTY -- 4.0%
      62,000   Praxair, Inc.                                                     2,714,485                2,971,660

RETAIL TRADE SECTOR -- 13.8%
----------------------------
               APPAREL/FOOTWEAR RETAIL -- 3.8%
     138,000   TJX Companies, Inc.                                               3,200,737                2,826,240

               DISCOUNT STORES -- 6.1%
     102,500   Wal-Mart Stores, Inc.                                             4,937,218                4,491,550

               FOOD RETAIL -- 3.9%
     139,700   Kroger Co.*<F14>                                                  2,288,960                2,876,423

TECHNOLOGY SERVICES SECTOR -- 6.2%
----------------------------------
               INFORMATION TECHNOLOGY SERVICES -- 6.2%
     180,000   Accenture Ltd.*<F14>                                              4,319,305                4,582,800
                                                                               -----------              -----------
               Total common stocks                                              61,782,009               64,702,622

SHARES OR PRINCIPAL AMOUNT
--------------------------
SHORT-TERM INVESTMENTS -- 11.8% (A)<F15>
               VARIABLE RATE DEMAND NOTES -- 11.8%
  $1,703,837   American Family Financial Services, 3.44%                         1,703,837                1,703,837
   3,500,000   U.S. Bank, N.A., 3.59%                                            3,500,000                3,500,000
   3,500,000   Wisconsin Corporate
                 Central Credit
                 Union, 3.51%                                                    3,500,000                3,500,000
                                                                               -----------              -----------
               Total short-term
                 investments                                                     8,703,837                8,703,837
                                                                               -----------              -----------
                   Total investments                                           $70,485,846               73,406,459
                                                                               -----------
                                                                               -----------
               Cash and receivables, less
                 liabilities -- 0.7% (A)<F15>                                                               496,618
                                                                                                        -----------
                   NET ASSETS                                                                           $73,903,077
                                                                                                        -----------
                                                                                                        -----------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($73,903,077 / 5,560,573
                 shares outstanding)                                                                         $13.29
                                                                                                             ------
                                                                                                             ------


*<F14>    Non-income producing security.
(A)<F15> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts

  The accompanying notes to financial statements are an integral part of this statement.
FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INCOME:
     Dividends                                                   $  467,216
     Interest                                                       119,213
                                                                 ----------
          Total income                                              586,429
                                                                 ----------
EXPENSES:
     Management fees                                                269,099
     Administrative services                                         64,743
     Professional fees                                               38,838
     Transfer agent fees                                             37,536
     Registration fees                                               25,933
     Custodian fees                                                  12,320
     Printing and postage expense                                    10,175
     Board of Directors fees                                         10,071
     Insurance expense                                                1,853
     Other expenses                                                   4,959
                                                                 ----------
          Total expenses before reimbursement                       475,527
     Less expenses reimbursed by adviser                           (116,959)
                                                                 ----------
          Net expenses                                              358,568
                                                                 ----------
NET INVESTMENT INCOME                                               227,861
                                                                 ----------
NET REALIZED GAIN ON INVESTMENTS                                  2,241,688
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            1,904,975
                                                                 ----------
NET GAIN ON INVESTMENTS                                           4,146,663
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $4,374,524
                                                                 ----------
                                                                 ----------
  The accompanying notes to financial statements are an integral part of this statement.
FMI Large Cap Fund
STATEMENTS OF CHANGES INNET ASSETS

For the Years Ended September 30, 2005 and 2004


                                                                                      2005                       2004
                                                                                      ----                       ----
OPERATIONS:
     Net investment income                                                          $   227,861              $    75,570
     Net realized gain on investments                                                 2,241,688                  278,737
     Net increase in unrealized appreciation on investments                           1,904,975                  790,365
                                                                                    -----------              -----------
          Net increase in net assets resulting from operations                        4,374,524                1,144,672
                                                                                    -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ($0.07275 and $0.02700
       per share, respectively)                                                         (98,948)                 (15,350)
     Distributions from net realized gains ($0.19847 and $0.12587
       per share, respectively)                                                        (270,639)                 (71,558)
                                                                                    -----------              -----------
          Total distributions                                                          (369,587)*<F16>           (86,908)*<F16>
                                                                                    -----------              -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (4,460,824 and 733,511 shares, respectively)        57,352,368                8,425,963
     Net asset value of shares issued in distributions reinvested
       (30,545 and 8,096 shares, respectively)                                          362,337                   84,361
     Cost of shares redeemed (215,796 and 23,193 shares, respectively)               (2,793,409)                (271,569)
                                                                                    -----------              -----------
          Net increase in net assets derived from Fund share activities              54,921,296                8,238,755
                                                                                    -----------              -----------
          TOTAL INCREASE                                                             58,926,233                9,296,519
NET ASSETS AT THE BEGINNING OF THE YEAR                                              14,976,844                5,680,325
                                                                                    -----------              -----------
NET ASSETS AT THE END OF THE YEAR (including undistributed
  net investment income of $204,482 and $79,543, respectively)                      $73,903,077              $14,976,844
                                                                                    -----------              -----------
                                                                                    -----------              -----------

*<F16>  See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)


                                                                   FOR THE YEARS ENDED                     FOR THE PERIOD FROM
                                                                      SEPTEMBER 30,                    DECEMBER 31, 2001+<F17> TO
                                                      2005                2004                2003         SEPTEMBER 30, 2002
                                                      ----                ----                ----        -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $11.66              $10.03              $ 7.94              $10.00
Income from investment operations:
     Net investment income (loss)                       0.08                0.10                0.03               (0.01)
     Net realized and unrealized gain (loss)
       on investments                                   1.82                1.68                2.06               (2.05)
                                                      ------              ------              ------              ------
Total from investment operations                        1.90                1.78                2.09               (2.06)
Less distributions:
     Dividends from net investment income              (0.07)              (0.03)                 --                  --
     Distributions from net realized gains             (0.20)              (0.12)                 --                  --
                                                      ------              ------              ------              ------
Total from distributions                               (0.27)              (0.15)                 --                  --
                                                      ------              ------              ------              ------
Net asset value, end of period                        $13.29              $11.66              $10.03             $  7.94
                                                      ------              ------              ------              ------
                                                      ------              ------              ------              ------
TOTAL RETURN                                          16.60%              17.96%              26.32%             (20.60%)*<F18>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                73,903              14,977               5,680               3,236
Ratio of expenses (after reimbursement)
  to average net assets (a)<F20>                       1.00%               1.13%               1.34%               1.75%**<F19>
Ratio of net investment gain (loss)
  to average net assets (b)<F21>                       0.64%               0.85%               0.36%              (0.30%)**<F19>
Portfolio turnover rate                                39.5%               38.1%               54.4%               31.8%


+<F17>    Commencement of operations.
*<F18>    Not annualized.
**<F19>   Annualized.
(a)<F20> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ended September 30, 2005, 2004 and 2003 and for the period December 31, 2001+<F17> through September 30, 2002, the ratios would have been 1.33%, 2.44%, 3.07% and 3.71%**<F19>, respectively.
(b)<F21> If the Fund had paid all of its expenses for the years ended September 30, 2005, 2004 and 2003 and for the period December 31, 2001+<F17>
          through September 30, 2002, the ratios would have been 0.31%, (0.46%), (1.37%) and (2.26%)**<F19>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.
FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2005


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund in the Company are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund. For the year ended September 30, 2005, contractual reimbursements were $45,597. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00%. For the year ended September 30, 2005, FMI reimbursed the Fund $71,362 for these excess expenses.

          In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On October 27, 2005, the Fund distributed $204,482 from net investment income ($0.03425 per share), $1,322,686 from net short-term realized gains ($0.22154 per share), and $850,536 from net long-term realized gains ($0.14246 per share). The distributions were paid on October 28, 2005 to shareholders of record on October 26, 2005.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) were $59,319,433 and $12,782,868, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2005, liabilities of the Fund included the following:

       Payable to FMI for management and administrative fees         $43,238
       Other liabilities                                             13,493

(6)  SOURCES OF NET ASSETS --

          As of September 30, 2005, the sources of net assets were as follows:

            Fund shares issued and outstanding                    $68,625,785
            Net unrealized appreciation on investments              2,920,613
            Undistributed net realized gains on investments         2,152,197
            Undistributed net investment income                       204,482
                                                                  -----------
                                                                  $73,903,077
                                                                  -----------
                                                                  -----------
(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2005:


                                     GROSS               GROSS           NET UNREALIZED      DISTRIBUTABLE       DISTRIBUTABLE
                COST OF            UNREALIZED          UNREALIZED         APPRECIATION          ORDINARY           LONG-TERM
              INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS          INCOME          CAPITAL GAINS
              -----------         ------------       -------------       --------------          ------          -------------
              $70,506,870          $4,309,276          $1,409,687          $2,899,589          $1,527,168           $850,536



          The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

          The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:


                                         SEPTEMBER 30, 2005                                          SEPTEMBER 30, 2004
             -------------------------------------------------------------------------       ---------------------------------
                ORDINARY           LONG-TERM          NET CAPITAL                               ORDINARY           LONG-TERM
                 INCOME          CAPITAL GAINS            LOSS            POST-OCTOBER           INCOME          CAPITAL GAINS
             DISTRIBUTIONS       DISTRIBUTIONS         CARRYOVERS            LOSSES          DISTRIBUTIONS       DISTRIBUTIONS
             -------------       -------------         ----------            ------          -------------       -------------
                $369,587              $ --                $ --                $ --              $86,908               $ --


          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualifying for the dividends received deduction is 46% (unaudited).

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 46% (unaudited).

FMI Large Cap Fund
DIRECTORS AND OFFICERS



                                     TERM OF           PRINCIPAL                              # OF FUNDS      OTHER
                          POSITION   OFFICE AND        OCCUPATION(S)                          IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH  LENGTH OF         DURING PAST                            OVERSEEN        HELD BY
AND ADDRESS               THE FUND   TIME SERVED       FIVE YEARS                             BY DIRECTOR     DIRECTOR OR OFFICER
------------              --------   ------------      -----------                            ------------    -------------------
NON-INTERESTED DIRECTORS
Barry K. Allen, 57        Director   Indefinite Term   Mr. Allen is Executive Vice President        4         Harley-Davidson,
1801 California Street               Since December    of Qwest Communications International,                 Inc., FMI Common,
Denver, CO 80202                     2001              Inc. (Denver, CO) a global communications              Stock Fund, Inc. and
                                                       company, since September 2002.  From July              FMI Mutual Funds,
                                                       2000 to September 2002, Mr. Allen was                  Inc.
                                                       President of Allen Enterprises, LLC,
                                                       (Brookfield, WI) a private equity investments
                                                       management company he founded after retiring
                                                       from Ameritech (Chicago, IL) in July 2000.

George D. Dalton, 77      Director   Indefinite Term   Mr. Dalton is Chairman and Chief             4         Clark Consulting,
20825 Swenson Drive                  Since December    Executive Officer of NOVO1                             Inc., FMI Common
Waukesha, WI 53186                   2001              (f/k/a Call_Solutions.com, Inc.,) (Waukesha,           Stock Fund, Inc., and
                                                       WI) a privately held company specializing              FMI Mutual Funds, Inc.
                                                       in teleservices call centers since January 2000.

Gordon H.                 Director   Indefinite Term   Mr. Gunnlaugsson retired from M&I            4         Renaissance Learning
  Gunnlaugsson, 61                   Since December    Corporation (Milwaukee, WI). He was                    Systems, Inc., FMI
c/o Fiduciary                        2001              employed by M&I Corporation from                       Common Stock Fund,
  Management, Inc.                                     June 1, 1970 to December 31, 2000 where                Inc. and FMI Mutual
100 E. Wisconsin Ave.                                  he most recently held the positions of Executive       Funds, Inc.
Suite 2200                                             Vice President and Chief Financial Officer.
Milwaukee, WI 53202

Paul S. Shain, 42         Director   Indefinite Term   Mr. Shain is Chief Executive Officer of      4         FMI Common Stock
5520 Research                        Since December    Berbee Information Networks, (Madison, WI)             Fund, Inc. and FMI
  Park Drive                         2001              a leading provider of e-business development,          Mutual Funds, Inc.
Madison, WI 53711                                      infrastructure integration and application
                                                       hosting services, and has been employed by
                                                       such firm in various capacities since January
                                                       2000.
INTERESTED DIRECTORS
Patrick J.                Director   Indefinite Term   Mr. English is President of Fiduciary        3         FMI Common Stock
English,*<F22> 44                    Since December    Management, Inc. and has been employed                 Fund, Inc.
 c/o Fiduciary                       2001              by the Adviser in various capacities
Management, Inc.          Vice       One Year Term     since December, 1986.
100 E. Wisconsin Ave.     President  Since 2001
Suite 2200
Milwaukee, WI 53202

Ted D.                    Director   Indefinite Term   Mr. Kellner is Chairman of the Board         3         Marshall & Ilsley
Kellner,*<F22> 59                    Since December    and Chief Executive Officer of Fiduciary               Corporation and
c/o Fiduciary                        2001              Management, Inc. which he co-founded                   FMI Common Stock
Management, Inc.          President  One Year Term     in 1980.                                               Fund, Inc.
100 E. Wisconsin Ave.     and        Since 2001
Suite 2200                Treasurer
Milwaukee, WI 53202

Richard E.                Director   Indefinite Term   Mr. Lane is President of Broadview           2         None
Lane*<F22>, 49                       Since December    Advisors, LLC, the sub-adviser to the FMI
100 E. Wisconsin Ave.                2001              Focus Fund.  Mr. Lane served as a portfolio
Suite 2500                                             manager and financial analyst with Fiduciary
Milwaukee, WI 53202                                    Management, Inc. from September 1994
                                                       through April 2001.
OTHER OFFICERS
Kathleen M. Lauters, 53   Chief      At Discretion     Ms. Lauters has been the Fund's Chief        N/A       None
c/o Fiduciary             Compliance of Board          Compliance Officer since September 2004.
  Management, Inc.        Officer    Since September   From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.                2004              Lauters was employed by Strong Capital
Suite 2200                                             Management, most recently as Senior
Milwaukee, WI 53202                                    Compliance Analyst.

Camille F. Wildes, 53     Vice       One Year Term     Ms. Wildes is a Vice-President of            N/A       None
c/o Fiduciary             President  Since December    Fiduciary Management, Inc. and has
  Management, Inc.        and        2001              been employed by the Adviser in various
100 E. Wisconsin Ave.     Assistant                    capacities since December, 1982.
Suite 2200                Treasurer
Milwaukee, WI 53202

Donald S. Wilson, 62      Vice       One Year Term     Mr. Wilson is Vice Chairman, Treasurer       N/A       FMI Common Stock
c/o Fiduciary             President  Since December    and Chief Compliance Officer of                        Fund, Inc. and FMI
  Management, Inc.        and        2001              Fiduciary Management, Inc.                             Mutual Funds, Inc.
100 E. Wisconsin Ave.     Secretary                    which he co-founded in 1980.
Suite 2200
Milwaukee, WI 53202

--------------
*<F22> Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the FMI Focus Fund's sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
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return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$34,350 (FY 2005) and $32,100 (FY 2004) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)   Tax Fees

$10,700 (FY 2005) and $9,995 (FY 2004) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(f) (2)   None

(g)  Not applicable.

(h) See the tax fees disclosed in paragraph (c) of this Item 4.

(i) Not applicable, as no non-audit services were provided to registrant's investment adviser.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
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MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
--------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of October 7, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Funds, Inc. are periodically evaluated. There were no changes to FMI Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FMI  Funds, Inc.
     -----------------------
     Registrant

     By /s/ Ted D. Kellner
        ---------------------------------------
        Ted D. Kellner, Principal Executive Officer


     Date  November 21, 2005
           ----------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI  Funds, Inc.
     ----------------------------
     Registrant

     By  /s/ Ted D. Kellner
         ------------------
         Ted D. Kellner,  Principal Financial Officer

     Date  November 21, 2005
           ----------------------------------